UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RF ACQUISITION CORP II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF RF ACQUISITION CORP II

111 Somerset,
#05-07 Singapore, 238164
TO BE HELD ON AUGUST [●], 2026

Dear RF Acquisition Corp II Shareholder:

You are cordially invited to attend an extraordinary general meeting of RF Acquisition Corp II, a Cayman Islands exempted company (the “Company,” “RFAC,” “we,” “us” or “our”), which will be held on August [●], 2026, at [●] a.m. Eastern Standard Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held virtually via live webcast by visiting [●] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: [●] (toll-free)

Outside of the U.S. and Canada: [●] (standard rates apply)

Conference ID: [●].

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business RFAC will conduct at the Extraordinary General Meeting and provide information about RFAC that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution (passed by an affirmative vote of two-thirds of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to amend RFAC’s Amended and Restated Memorandum and Articles of Association (the “Initial Charter”), as amended on November 10, 2025 (as amended, the “Existing Charter”), by adopting a further amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects a further extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to six (6) times, from August 15, 2026 (the “Termination Date”) to February 15, 2027 (the “Last Extended Date”), with each extension comprised of one month (each, an “Extension”) (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering (“IPO”), for a total of six (6) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, requiring the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares, to further amend RFAC’s investment management trust agreement, dated as of May 16, 2024 (the “Trust Agreement”), as amended on November 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” and, as amended, the “Existing Trust Agreement”), to allow the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to February 15, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $[●] per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until February 15, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of the Business Combination, and to amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution (passed by a simple majority (51%) of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and the Extensions (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extensions. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow RFAC additional time and flexibility to consummate our initial business combination. We signed a definitive Business Combination Agreement with NYB Holdings Limited (“PubCo”), NYB Pte. Ltd. (“Amalgamation Sub”), and Nanyang Biologics Pte. Ltd. (“Target”) on October 2, 2025 (the “BCA”) to enter into a Business Combination, and the deal is now awaiting SEC effectiveness of the related Form F-4 and Nasdaq listing approval before it can close. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those RFAC shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if RFAC liquidated on the Termination Date and (ii) allow those RFAC shareholders who wish for RFAC to continue to consummate the Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or August 15, 2026, to consummate a Business Combination.

The board of directors of the Company (the “Board” or “Board of Directors”) has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target and negotiating the terms of the BCA, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment are approved and the Extension Amendment, Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate the Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of the Business Combination.

Pursuant to the Existing Charter and the Existing Trust Agreement, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of nine (9) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $[●] per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.07 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $53,500,460.98 as of the Record Date (including interest not previously released to RFAC to pay its taxes), divided by the total number of then-outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market, LLC (“Nasdaq”) on the Record Date was $11.03. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.04 more per share than if the Public Shares were sold in the open market. RFAC cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. RFAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if RFAC does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 8,343,765 Ordinary Shares issued and outstanding, including 4,831,265 Public Shares and 3,512,500 shares held by initial shareholders. On the Record Date (as defined below), there were 8,343,765 issued and outstanding Ordinary Shares, including 4,831,265 Public Shares and 3,512,500 shares held by initial shareholders. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the 2,875,000 Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 2,687,510 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on June 25, 2026 (the “Record Date”) as the date for determining RFAC shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 8,343,765 issued and outstanding Ordinary Shares, including 4,831,265 Public Shares and 3,512,500 shares held by initial shareholders. RFAC’s rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment and the Extensions and the Trust Agreement Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated a Business Combination by the Last Extended Date, February 15, 2027. There is no guarantee that we will be able to complete the Business Combination before the expiration of the Last Extended Date, February 15, 2027.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of RFAC and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

RFAC’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of RFAC — Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, RFAC urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of RF Acquisition Corp II

Tse Meng Ng
Chief Executive Officer

July [●], 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON AUGUST [●], 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on August [●], 2026: This notice of meeting and the accompanying Proxy Statement are being made available on or about July [●], 2026, at [●].

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF RF ACQUISITION CORP II
TO BE HELD ON AUGUST [●], 2026

To the Shareholders of RF Acquisition Corp II:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of RF Acquisition Corp II, a Cayman Islands exempted company (the “Company,” “RFAC,” “we,” “us” or “our”), will be held on August [●], 2026, at [●] a.m. Eastern Time. The Extraordinary General Meeting will be held virtually via live webcast by visiting [●] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: [●] (toll-free)
Outside of the U.S. and Canada: [●] (standard rates apply)
Conference ID: [●].

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated July [●], 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution (passed by an affirmative vote of two-thirds of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to amend RFAC’s Amended and Restated Memorandum and Articles of Association (the “Initial Charter”), as amended on November 10, 2025 (as amended, the “Existing Charter”), by adopting a further amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects a further extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to six (6) times, from August 15, 2026 (the “Termination Date”) to February 15, 2027 (the “Last Extended Date”), with each extension comprised of one month (each, an “Extension”) (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering (“IPO”), for a total of six (6) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, requiring the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares, to further amend RFAC’s investment management trust agreement, dated as of May 16, 2024 (the “Trust Agreement”), as amended on November 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” and, as amended, the “Existing Trust Agreement”), to allow the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to February 15, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $[●] per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until February 15, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of the Business Combination, and to amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution (passed by a simple majority (51%) of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extensions, the Extension Amendment or the Trust Agreement Amendment (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extensions and the Trust Agreement Amendment. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and Existing Trust Agreement and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment and, if necessary, the Adjournment Proposal, is to allow RFAC additional time and flexibility to consummate its initial business combination. We signed a definitive Business Combination Agreement, or the BCA, with NYB Holdings Limited (PubCo), NYB Pte. Ltd. (Amalgamation Sub), and Nanyang Biologics Pte. Ltd. (Target) on October 2, 2025 to enter into a Business Combination, and the deal is now awaiting SEC effectiveness of the related Form F-4 and Nasdaq listing approval before it can close. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those RFAC shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if RFAC liquidated on the Termination Date and (ii) allow those RFAC shareholders who wish for RFAC to continue to consummate the Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or August 15, 2026, to consummate a Business Combination.

The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to our Initial Charter and the Trust Agreement, we only had 18 months from the closing of the IPO to complete our initial business combination. Our initial 18-month Combination Period was previously extended by nine one-month extensions effectuated following our November 10, 2025 extraordinary general meeting, resulting in the current Termination Date of August 15, 2026. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of six (6) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $[●] per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.07 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $53,500,460.98 as of the Record Date (including interest not previously released to RFAC to pay its taxes), divided by the total number of then-outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market, LLC (“Nasdaq”) on the Record Date was $11.03. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.04 more per share than if the Public Shares were sold in the open market. RFAC cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. RFAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if RFAC does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that RFAC redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on August [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment, the Trust Agreement Amendment and the Extensions are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 8,343,765 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 2,687,510 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. All outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on June 25, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 8,343,765 issued and outstanding Ordinary Shares, including 4,831,265 Public Shares and 3,512,500 shares held by initial shareholders. RFAC’s rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, RFAC urges you to read this material carefully and vote your shares.

This Proxy Statement is dated July [●], 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of RF Acquisition Corp II

Tse Meng Ng
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect RFAC’s current views with respect to, among other things, its capital resources and results of operations. Likewise, RFAC’s financial statements and all of RFAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect RFAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. RFAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	RFAC’s ability to complete the Business Combination in accordance with the terms of the BCA, including the satisfaction of all closing conditions, including among other things the effectiveness of the F-4, Nasdaq approval and approval by the shareholders of RFAC;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of RFAC;

●	the use of funds not held in the Trust Account or available to RFAC from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following the Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect RFAC’s good faith beliefs, they are not guarantees of future performance. RFAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause RFAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in RFAC’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 11, 2026, and in other reports RFAC filed with the SEC, including RFAC’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 7, 2026. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to RFAC.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q:	Why am I receiving this Proxy Statement?

A:	RFAC is a blank check company incorporated under the laws of the Cayman Islands on February 5, 2024 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. RFAC’s registration statement on Form S-1 (File No. 333-277810) for RFAC’s IPO was declared effective by the SEC on May 16, 2024. On May 21, 2024, RFAC consummated its IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-twentieth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. On May 23, 2024, EarlyBirdCapital, Inc. (“EBC”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 1,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $15,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 355,000 private Units to the Sponsor, and 45,000 private Units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,500 Private Units to the Sponsor and EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $375,000. We incurred transaction costs of $5,975,732 consisting of $2,000,000 of cash underwriting fees, $3,500,000 of deferred underwriting fees, and $475,732 of other offering costs. As a result of the underwriters’ election to exercise the over-allotment option in full on May 23, 2024, we incurred additional transaction costs of $825,000 consisting of $300,000 of cash underwriting fees and $525,000 of deferred underwriting fees.

An aggregate of $115,575,000 of the net proceeds from RFAC’s IPO and sale of the units consisting of Ordinary Shares and rights sold to the Sponsor and EBC in a private placement (the “Private Placement Units”) were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On November 10, 2025, RFAC held an extraordinary general meeting at which RFAC shareholders approved an amendment to the Existing Charter and an amendment to the Trust Agreement to extend the Termination Date up to nine (9) times, by one (1) month each time, from November 15, 2025 to August 15, 2026 (assuming a Business Combination had not occurred by the applicable Extended Date), subject to the deposit of $0.03 into the Trust Account for each then-outstanding Public Share not redeemed (up to a maximum of $60,000) for each such one-month extension. RFAC has since availed itself of each of these nine extensions, and the Termination Date is currently August 15, 2026.

Currently, the Company has until the Termination Date, or August 15, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, including as described herein, circumstances warrant providing Public Shareholders with additional time and opportunity to consider the Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, Trust Agreement Amendment and Extensions are implemented, there is no assurance that RFAC will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Q:	When and where is the Extraordinary General Meeting?

A:	The Extraordinary General Meeting will be held virtually via live webcast by visiting [●] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: [●] (toll-free)
Outside of the U.S. and Canada: [●] (standard rates apply)
Conference ID: [●].

Q:	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A:	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting can do so can do via the internet by visiting https://www.cstproxy.com/rfacquisitioncorpii/ext2026 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:	RFAC shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution (passed by an affirmative vote of two-thirds of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to amend RFAC’s Amended and Restated Memorandum and Articles of Association (the “Initial Charter”), as amended on November 10, 2025 (as amended, the “Existing Charter”), by adopting a further amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects a further extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to six (6) times, from August 15, 2026 (the “Termination Date”) to February 15, 2027 (the “Last Extended Date”), with each extension comprised of one month (each, an “Extension”) (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering (“IPO”), for a total of six (6) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, requiring the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares, to further amend RFAC’s investment management trust agreement, dated as of May 16, 2024 (the “Trust Agreement”), as amended on November 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” and, as amended, the “Existing Trust Agreement”), to allow the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to February 15, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $[●] per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until February 15, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination, and to amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution (passed by a simple majority (51%) of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions (the “Adjournment Proposal”).

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or Existing Trust Agreement and may liquidate on the Termination Date.

If the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented and one or more RFAC shareholders elect to redeem their Public Shares, RFAC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for RFAC’s use in connection with consummating a Business Combination on or before the expiration of the Last Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, EBC and all of RFAC’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to RFAC’s rights, which will expire worthless in the event RFAC dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q:	Why is RFAC proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A:	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination consummated on or before the Termination Date. We signed a definitive Business Combination Agreement, or the BCA, with NYB Holdings Limited (PubCo), NYB Pte. Ltd. (Amalgamation Sub), and Nanyang Biologics Pte. Ltd. (Target) on October 2, 2025 to enter into a Business Combination, and the deal is now awaiting the satisfaction of conditions to close. We have filed a registration statement on Form F-4 with the SEC in connection with the Business Combination, which remains subject to SEC review and Nasdaq listing approval before the Business Combination can be completed. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow RFAC additional time to complete the closing of the Business Combination. The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow additional time to consummate the Business Combination pending completion of the SEC and Nasdaq approval processes. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those RFAC shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if RFAC liquidated on the Termination Date and (ii) allow those RFAC shareholders who wish for RFAC to continue to consummate the Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or August 15, 2026, to consummate a Business Combination.

Currently, the Company has until the Termination Date, or August 15, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to consummating the Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider the Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate the Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of the Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by RFAC shareholders, RFAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment, the Trust Agreement Amendment and the Extensions, or to otherwise provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions. If the Adjournment Proposal is not approved by RFAC shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment, Trust Agreement Amendment and Extensions are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the Last Extended Date, February 15, 2027. There is no guarantee that we will be able to complete the Business Combination before the expiration of the Last Extended Date, February 15, 2027.

Q:	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	RFAC believes its shareholders will benefit from RFAC consummating the Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from August 15, 2026 to February 15, 2027. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate a Business Combination by the Last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to our Initial Charter and the Trust Agreement, we only had 18 months from the closing of the IPO to complete our initial business combination. Our initial 18-month Combination Period was previously extended by nine one-month Extensions effectuated following our November 10, 2025 extraordinary general meeting, resulting in the current Termination Date of August 15, 2026. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of six (6) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, $[●] per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A:	RFAC believes its shareholders will benefit from RFAC consummating the Business Combination and is proposing the Trust Agreement Amendment Proposal to allow the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 15, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date. Given RFAC’s commitment of time, effort and financial resources to date with respect to consummating the Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider the Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate a Business Combination by the Last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Q:	Is RFAC also proposing to change the amount it may withdraw from the Trust Account to pay dissolution expenses?

A:	Yes. In connection with the Trust Agreement Amendment Proposal, RFAC is also proposing to amend Section 1(i) of the Existing Trust Agreement, and a corresponding provision of the Existing Charter, to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses. As a result, the Company will forfeit this right in its entirety, no such amount will be withdrawn from the Trust Account for that purpose, and RFAC will instead fund any costs and expenses associated with its dissolution and liquidation from sources outside the Trust Account, to the extent available.

Pursuant to our Initial Charter and Trust Agreement, we only had 18 months from the closing of the IPO to complete our initial business combination. Our initial 18-month Combination Period was previously extended by nine one-month Extensions effectuated following our November 10, 2025 extraordinary general meeting, resulting in the current Termination Date of August 15, 2026. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of six (6) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $[●] per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by RFAC shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or implementation of the Extension Amendment, the Trust Agreement Amendment and the Extensions.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How will the initial shareholders vote?

A:	The initial shareholders have advised RFAC that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, RFAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,263,281 Ordinary Shares (including 2,875,000 Founder Shares and 388,281 Private Shares), representing 39.1% of the current 8,343,765 shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,687,510 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting virtually or by proxy, or if you do attend the Extraordinary General Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, RFAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extensions.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, EBC and the officers, directors and the initial shareholders of RFAC waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to RFAC’s rights, which will expire worthless in the event RFAC dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, then the amendment to RFAC’s Existing Charter in substantially the form that appears in Annex A hereto will be adopted with immediate effect and RFAC will proceed to file the amendment to the Existing Charter, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate the Business Combination on or before the Last Extended Date, February 15, 2027.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of RFAC held by RFAC’s officers, directors, the Sponsor and its affiliates.

Even if the Extension Amendment Proposal is approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q:	If the Trust Agreement Amendment Proposal is approved, what happens next?

A:	If the Trust Agreement Amendment Proposal is approved, then RFAC will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate the Business Combination on or before the Last Extended Date, February 15, 2027.

Q:	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to RFAC’s Chief Executive Officer located at RF Acquisition Corp II, 111 Somerset, #05-07, Singapore, 238164 Attn: Tse Meng Ng, so that it is received by RFAC’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	Voting, virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to RFAC’s Chief Executive Officer, which must be received by RFAC’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. RFAC believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	What constitutes a quorum at the Extraordinary General Meeting?

A:	A quorum is the minimum number of RFAC shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, an RFAC shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q:	How many votes do I have?

A:	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on June 25, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on August [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/rfacquisitioncorpii/ext2026 and entering the voter control number included on your proxy card.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that each proposal is in the best interests of RFAC and its shareholders. The Board recommends that RFAC shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, if presented.

Q:	What interests do RFAC’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A:	RFAC’s Sponsor, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of RFAC — Interests of the Initial Shareholders” in this Proxy Statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to RFAC shareholders in connection with the Extension Amendment Proposal.

Q:	How are the funds in the Trust Account currently being held?

A:	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.

Q:	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A:	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q:	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A:	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q:	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A:	No. Holders of outstanding Units must separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extensions, RFAC shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to RFAC to pay its taxes, divided by the number of then-outstanding Public Shares, subject to the limitations described in the final prospectus, dated May 16, 2024, filed in connection with the IPO. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Existing Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that RFAC redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on August [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment, the Trust Agreement Amendment and the Extensions are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of RFAC’s transfer agent is listed under the question “Who can help answer my questions?” below. RFAC requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to RFAC’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and RFAC’s transfer agent will need to act to facilitate the request. It is RFAC’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because RFAC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with RFAC’s consent, until a vote is taken with respect to the Extension Amendment, the Trust Agreement Amendment and the Extensions, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

RFAC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A:	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:	RFAC will pay the cost of soliciting proxies for the Extraordinary General Meeting. RFAC has engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. RFAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of RFAC may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

RF Acquisition Corp II
111 Somerset, #05-07
Singapore, 238164
Tel: +65 6904 0766

You may also contact the proxy solicitor for RFAC at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: RFAI.info@investor.sodali.com

To obtain timely delivery, RFAC shareholders must request the materials no later than August [●], 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about RFAC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on August [●], 2026 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: [●]
Email: [●]@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF RFAC

This Proxy Statement is being provided to RFAC shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of RFAC shareholders to be held on August [●], 2026 and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about July [●], 2026 to all shareholders of record of RFAC as of June 25, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on August [●], 2026, at [●] a.m. Eastern Standard Time. The Extraordinary General Meeting will be held virtually via live webcast by visiting [●] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: [●] (toll-free)
Outside of the U.S. and Canada: [●] (standard rates apply)
Conference ID: [●].

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, RFAC shareholders will consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution (passed by an affirmative vote of two-thirds of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to amend the Initial Charter and the Existing Charter by adopting the Extension Amendment, which reflects a further extension of Combination Period up to six (6) times, from the Termination Date to February 15, 2027, with each Extension comprised of one month (i.e., for a period of time ending up to 33 months after the consummation of its IPO for a total of six (6) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, requiring the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares, to further amend the Existing Trust Agreement, to adopt the Trust Agreement Amendment, which allows the Company to extend the Termination Date or Extended Date by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, and depositing the Extension Payment into the Trust Account two (2) days prior to such Extension, until February 15, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of the Business Combination, and to amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution (passed by a simple majority (51%) of the holders of the then-issued and outstanding Ordinary Shares being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy), to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of RFAC, you have a right to vote on certain matters affecting RFAC. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on June 25, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,343,765 issued and outstanding shares, of which 4,831,265 shares were held by holders of Public Shares and 3,512,500 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Existing Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, RFAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,263,281 Ordinary Shares (including 2,875,000 Founder Shares and 388,281 Private Shares), representing 39.1% of the current 8,343,765 shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,687,510 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Existing Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that RFAC will not be able to complete its initial Business Combination on or before the Termination Date, or by the Last Extended Date, February 15, 2027, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If RFAC fails to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, February 15, 2027, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the holders of Public Shares.

Voting Your Shares — Shareholders of Record

If you are an RFAC shareholder of record, you may vote by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on August [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/rfacquisitioncorpii/ext2026 and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from RFAC. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to [●]. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: [●]

You will receive a confirmation of your registration by email after RFAC receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://www.[●] and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. RFAC encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on August [●], 2026, at [●] a.m. Eastern Standard Time. The Extraordinary General Meeting will be held virtually via live webcast by visiting [●] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: [●] (toll-free);
Outside of the U.S. and Canada: [●] (standard rates apply);
Conference ID: [●].

You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify RFAC’s Chief Executive Officer in writing to RF Acquisition Corp II, 111 Somerset, #05-07 Singapore, 238164 Attn: Tse Meng Ng before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co., RFAC’s proxy solicitor, toll-free at (800) 662-5200 or via email at RFAI.info@investor.sodali.com.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extensions, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to RFAC to pay its taxes, divided by the number of then-outstanding Public Shares, subject to the limitations described in the final prospectus, dated May 16, 2024, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Existing Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment, the Trust Agreement Amendment and the Extensions are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that RFAC redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on August [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment, the Trust Agreement Amendment and the Extensions are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of RFAC’s transfer agent is listed under the question “Who can help answer my questions?” below. RFAC requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to RFAC’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and RFAC’s transfer agent will need to act to facilitate the request. It is RFAC’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because RFAC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with RFAC’s consent, until a vote is taken with respect to the Extension Amendment, the Trust Agreement Amendment and the Extensions, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

RFAC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $11.03 as of the Record Date. Prior to their exercising redemption rights, RFAC shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of RFAC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension Amendment, the Trust Agreement Amendment Proposal and the Extensions are not implemented, and if a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the holders of Public Shares and all of RFAC’s rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to RFAC shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

RFAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. RFAC has engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. RFAC and its directors, officers and employees may also solicit proxies on the internet. RFAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

RFAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. RFAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to RFAC shareholders. Directors, officers and employees of RFAC who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. RFAC’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding RFAC Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and RFAC’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.009 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $31,711,250 based upon the closing price of $11.03 per share on Nasdaq on the Record Date.

●	Simultaneously with the closing of the IPO, the Company completed the sale of 400,000 Private Units to the Sponsor and EBC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,000,000. On May 23, 2024, EarlyBirdCapital, Inc. exercised the Overallotment to purchase an additional 1,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $15,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,500 Private Units to the Sponsor and EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $375,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if RFAC does not consummate a business combination by the Termination Date or such later date that may be approved by RFAC shareholders in accordance with the Existing Charter.

●	The Sponsor and RFAC’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $0.009 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and RFAC’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, EBC, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with RFAC but were not offered due to an RFAC director’s duties to another entity. RFAC does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and RFAC consummates an initial Business Combination, the officers and directors of RFAC may have additional interests as described in the Proxy Statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

RFAC is a blank check company incorporated under the laws of the Cayman Islands on February 5, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. RFAC has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to confirm at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On May 21, 2024, RFAC consummated its IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-twentieth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. On May 23, 2024, EarlyBirdCapital, Inc. (“EBC”) exercised its over-allotment option (the “Overallotment”) to purchase an additional 1,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $15,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 355,000 private Units to the Sponsor, and 45,000 private Units to EBC (collectively, the “Private Units”), at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,500 Private Units to the Sponsor and EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $375,000. We incurred transaction costs of $5,975,732, consisting of $2,000,000 of cash underwriting fees, $3,500,000 of deferred underwriting fees and $475,732 of other offering costs. As a result of the underwriters’ election to exercise the over-allotment option in full on May 23, 2024, we incurred additional transaction costs of $825,000 consisting of $300,000 of cash underwriting fees and $525,000 of deferred underwriting fees.

An aggregate of $115,575,000 of the net proceeds from RFAC’s IPO and sale of the units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement (the “Private Placement Units”) were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

RFAC is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from August 15, 2026 up to six (6) times for an additional one (1) month each time up to February 15, 2027 (i.e., for a period of time ending up to 33 months after the consummation of its IPO), by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed second amendment to the Amended and Restated Memorandum and Articles of Association of RFAC is attached to this Proxy Statement as part of Annex A.

Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that RFAC has until the Termination Date to complete an initial Business Combination. RFAC and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless RFAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination.

RFAC signed a definitive Business Combination Agreement with NYB Holdings Limited (PubCo), NYB Pte. Ltd. (Amalgamation Sub), and Nanyang Biologics Pte. Ltd. (Target) on October 2, 2025, and the deal is now awaiting SEC effectiveness of the Form F-4 and Nasdaq listing approval before it can close. The Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to the Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective extension. However, even if the Extension Amendment Proposal is approved and the Extension Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that RFAC will be able to consummate a Business Combination by the Last Extended Date, February 15, 2027, given the actions that must occur prior to closing of a Business Combination.

Pursuant to our Initial Charter and the Trust Agreement, we only had 18 months from the closing of the IPO to complete our initial business combination. Our initial 18-month Combination Period was previously extended by nine one-month Extensions effectuated following the November 10, 2025 extraordinary general meeting, resulting in the current Termination Date of August 15, 2026. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of six (6) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, $[●] per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Extension Amendment Proposal is essential to allowing RFAC additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and the Extensions. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Extensions unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension Amendment and Extensions are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to RFAC’s rights, which will expire worthless in the event RFAC dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the amendment to RFAC’s Existing Charter, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and RFAC will proceed to file the amendment to the Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s amendment to the Existing Charter gives the Company the right to extend the Combination Period from August 15, 2026 up to six (6) times for an additional one (1) month each time up to February 15, 2027 (i.e., for a period of time ending up to 33 months after the consummation of its IPO). RFAC will then continue to attempt to consummate a Business Combination until the Last Extended Date, February 15, 2027. RFAC will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

RFAC has already entered into a definitive Business Combination Agreement with NYB Holdings Limited and its affiliates, and RFAC shareholders will be asked to vote on the Business Combination at a separate meeting of RFAC shareholders pursuant to a separate proxy statement/prospectus filed in connection with the registration statement on Form F-4, which is subject to a separate right of RFAC shareholders to redeem in connection with such Business Combination (in addition to the right to redeem in connection with this Extension Amendment Proposal).

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Last Extended Date, February 15, 2027. If RFAC enters into a definitive agreement with a target to consummate a Business Combination, the vote by RFAC shareholders to approve such Business Combination will occur at a separate meeting of RFAC shareholders, to be held at a later date, and the solicitation of proxies from RFAC shareholders in connection with such separate meeting, and the related right of RFAC shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extensions, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Existing Trust Agreement and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting — Redemption Rights” for more information on how to exercise your redemption rights.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2024, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present virtually or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, RFAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,263,281 Ordinary Shares (including 2,875,000 Founder Shares and 388,281 Private Shares), representing 39.1% of the current 8,343,765 shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, the Company will need 2,687,510 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Existing Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by the special resolution adopted on November 10, 2025, be further amended by the deletion of the current Article 52.7 in its entirety and the insertion of the following language in its place:

52.7	In the event that the Company does not consummate a Business Combination by 15 February 2027, or such later time as the Members may approve by Special Resolution in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, the Company having forfeited its right to withdraw up to US$100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Recommendation of the Board

THE BOARD RECOMMENDS THAT RFAC SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of RFAC — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

RFAC is a blank check company incorporated under the laws of the Cayman Islands on February 5, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. RFAC has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to confirm at this time when we will complete the Business Combination. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On May 21, 2024, RFAC consummated its IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-twentieth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. On May 23, 2024, EarlyBirdCapital, Inc. (“EBC”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 1,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $15,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 355,000 private Units to the Sponsor, and 45,000 private Units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,500 Private Units to the Sponsor and EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $375,000. We incurred transaction costs of $5,975,732 consisting of $2,000,000 of cash underwriting fees, $3,500,000 of deferred underwriting fees, and $475,732 of other offering costs. As a result of the underwriters’ election to exercise the over-allotment option in full on May 23, 2024, we incurred additional transaction costs of $825,000 consisting of $300,000 of cash underwriting fees and $525,000 of deferred underwriting fees.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

RFAC is proposing to amend its Trust Agreement to allow the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 15, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable, and by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. In addition, RFAC is proposing to amend Section 1(i) of the Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits this right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.

Reasons for the Trust Agreement Amendment Proposal

The Trust Agreement currently provides that RFAC has until the Termination Date to complete an initial Business Combination. The Board has determined that it is in the best interests of RFAC to seek an extension of the Termination Date and have RFAC shareholders approve the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given RFAC’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment is implemented, there is no assurance that RFAC will be able to consummate a Business Combination by the Last Extended Date, February 15, 2027 given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Initial Charter and the Trust Agreement, we only had 18 months from the closing of the IPO to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of six (6) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, $[●] per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Trust Agreement Amendment Proposal is essential to allowing RFAC additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Trust Agreement Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement and may liquidate on the Termination Date.

RFAC is also proposing to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses in order to maximize the funds available in the Trust Account for distribution to Public Shareholders in the event RFAC is required to dissolve and liquidate. If this forfeiture is implemented, RFAC will fund any costs and expenses associated with its dissolution and liquidation from sources outside the Trust Account, to the extent such funds are available.

If the Trust Agreement Amendment Proposal is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the other conditions to implementing the Trust Agreement Amendment are satisfied or waived. If the Trust Agreement Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by RFAC shareholders, RFAC (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (the Company having forfeited its right to withdraw up to $100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then-outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to RFAC’s rights, which will expire worthless in the event RFAC dissolves and liquidates the Trust Account.

If the Trust Agreement Amendment Proposal is Approved

If the Trust Agreement Amendment Proposal is approved, the Company will then continue to attempt to consummate a business combination until the applicable Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Termination Date as described below and does not wish to seek an additional extension.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Last Extended Date, February 15, 2027. If RFAC enters into a definitive agreement with a target to consummate a Business Combination, the vote by RFAC shareholders to approve such Business Combination will occur at a separate meeting of RFAC shareholders, to be held at a later date, and the solicitation of proxies from RFAC shareholders in connection with such separate meeting, and the related right of RFAC shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Trust Agreement Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Trust Agreement Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Vote Required for Approval

Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then-outstanding Ordinary Shares. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

On the Record Date, the Sponsor, RFAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares held by the Sponsor and the officers and directors of RFAC, representing approximately 34.5% of RFAC’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the Extension Amendment Proposal. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, RFAC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved that the RFAC’s investment management trust agreement, dated as of May 16, 2024 (as amended, the “Existing Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from August 15, 2026 up to six (6) times for an additional one (1) month each time up to February 15, 2027, by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), for each one-month extension, $[●] per one-month extension (the “Extension Payment”) until February 15, 2027, and to further amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT RFAC SHAREHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of RFAC — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions. The Adjournment Proposal will only be presented to RFAC shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by RFAC shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, RFAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,263,281 Ordinary Shares (including 2,875,000 Founder Shares and 388,281 Private Shares), representing 39.1% of the current 8,343,765 shares outstanding. Accordingly, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,296,883 Public Shares, or 26.8% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment and the Extensions.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT RFAC SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of RFAC — Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 11, 2026, and in other reports RFAC filed with the SEC, including our Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 7, 2026, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment, the Trust Agreement Amendment and the Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment, the Trust Agreement Amendment and the Extensions involves a number of risks. Even if the Extension Amendment, the Trust Agreement Amendment and the Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the Last Extended Date, February 15, 2027. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension Amendment, the Trust Agreement Amendment and the Extensions are satisfied or waived, the Company expects to continue to work to consummate its initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extensions, the Extension Amendment, the Trust Agreement Amendment or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extensions, the Extension Amendment, the Trust Agreement Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

RFAC has forfeited its right to withdraw up to $100,000 from the Trust Account to pay dissolution expenses, which means RFAC will need to fund any costs of its dissolution and liquidation from sources outside the Trust Account.

In connection with the Trust Agreement Amendment Proposal and the Extension Amendment Proposal, RFAC is eliminating its right under the Existing Trust Agreement and the Existing Charter to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses in the event RFAC does not consummate a Business Combination and is required to dissolve and liquidate. As a result, if RFAC dissolves and liquidates, it will not have access to Trust Account funds to pay the costs and expenses associated with such dissolution and liquidation, including legal, accounting and administrative expenses, and RFAC will need to fund such expenses from funds held outside the Trust Account, if any are available, or otherwise rely on its officers, directors or the Sponsor to advance such costs, which they are not obligated to do. If sufficient funds are not available outside the Trust Account, RFAC’s dissolution and liquidation could be delayed, or its ability to satisfy the claims of its creditors in connection therewith could be adversely affected.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination and our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be, or are deemed to be, an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be, or are deemed to be, an investment company under the Investment Company Act, we may determine to abandon our efforts to consummate a Business Combination and instead liquidate the Company. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire and become worthless.

We may not be able to complete the Business Combination of a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review could be lengthy. Because we currently only have a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $11.07 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Ordinary Shares and rights are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Extension Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Ordinary Shares fail to meet Nasdaq’s continued listing requirements, our units and rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Ordinary Shares, units, or rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the charter amendment proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, our shareholders and we could face significant material adverse consequences, including:

●	limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Ordinary Shares are a “penny stock” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Ordinary Shares, and rights are currently listed on Nasdaq, our units, Ordinary Shares, and rights are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of RFAC’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of RFAC’s Ordinary Shares, by:

●	each person known by RFAC to be the beneficial owner of more than 5% of RFAC’s outstanding Ordinary Shares;

●	each of RFAC’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all RFAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 8,343,765 outstanding Ordinary Shares (including 4,831,265 Public Shares and 3,512,500 shares held by the initial shareholders) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Units held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, RFAC believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Outstanding Ordinary Shares
Alfa 24 Limited(2)	3,263,281	(3)	39.1%
Tse Meng Ng(2)	3,263,281	(3)	39.1%
Chee Soon Tham	-		-%
Vincent Yang Hui	-		-%
Ryan Lee Wen	-		-%
All executive officers and directors as a group (5 individuals)	3,263,281	(3)	39.1%
Karpus Investment Management(4)	1,640,733		19.7%
First Trust Merger Arbitrage Fund(5)	939,193		11.3%
Wolverine Asset Management, LLC(6)	151,461		1.9%
AQR Capital Management(7)	170,331		2.0%
W.R. Berkley Corporation(8)	766,425		9.2%
EarlyBirdCapital, Inc.(9)	249,219	(10)	3.0%
Mizuho Financial Group, Inc.(11)	732,379		8.8%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o RF Acquisition Corp II, 111 Somerset, #05-07, Singapore 238164.

(2)	Alfa 24 Limited is the record holder of the shares reported herein. Tse Meng Ng is the managing member of the Sponsor and has sole voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Tse Meng Ng disclaims any beneficial ownership of any shares held by the Sponsor except to the extent of his respective pecuniary interest therein.
(3)	Consists of 2,875,000 Founder Shares and 388,281 Private Shares underlying the Private Placement Units.
(4)	According to a Schedule 13G/A filed with the SEC on April 7, 2026, Karpus Investment Management, as of March 31, 2026, owned 1,640,733 shares of the outstanding Ordinary Shares of the Issuer. The principal business address for Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.
(5)	According to a Schedule 13G filed with the SEC on November 14, 2024, First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), as of September 30, 2024, VARBX owned 939,193 shares of the outstanding Ordinary Shares of the Issuer, while FTCM, FTCS and Sub GP collectively owned 1,042,491 shares of the outstanding Ordinary Shares of the Issuer. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.
(6)	According to a Schedule 13G/A filed with the SEC on November 21, 2025, Wolverine Asset Management, LLC (“WAM”) owned 151,461 shares of the outstanding Ordinary Shares of the Issuer. WAM is an investment manager and has voting and dispositive power over 151,461 ordinary shares of the Issuer. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. The principal business address for WAM, Wolverine Holdings, WTP and Robert R. Bellick and Christopher L. Gust is 175 West Jackson Boulevard, Suite 340 Chicago, IL 60604.
(7)	According to a Schedule 13G/A filed with the SEC on February 12, 2026, AQR Capital Management, LLC, AQR Capital Management Holdings, LLC, and AQR Arbitrage, LLC, as of December 31, 2025, owned 170,331 shares of the outstanding Ordinary Shares of the Issuer. The business address for each beneficial owner is One Greenwich Plaza, Greenwich, CT 06830.
(8)	According to a Schedule 13G filed with the SEC on May 8, 2026, W.R. Berkley Corporation and Berkley Insurance Company owned 766,425 shares of the outstanding Ordinary Shares of the Issuer. The principal business address for W.R. Berkley Corporation and Berkley Insurance Company is 475 Steamboat Road Greenwich, CT 06830.
(9)	The address of EarlyBirdCapital, Inc. is 366 Madison Avenue, 8th Floor, New York, NY 10017.
(10)	Consists of 200,000 EBC Founder Shares and 49,219 Private Shares underlying the Private Placement Units.
(11)	According to a Schedule 13G filed with the SEC on May 14, 2026, Mizuho Financial Group, Inc. owned 732,379 shares of the outstanding Ordinary Shares of the Issuer. The principal business address for Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

HOUSEHOLDING INFORMATION

Unless RFAC has received contrary instructions, RFAC may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if RFAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce RFAC’s expenses. However, if shareholders prefer to receive multiple sets of RFAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of RFAC’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact RFAC at the following address:

RF Acquisition Corp II
111 Somerset, #05-07
Singapore 238164
+65 6904 0766

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

RFAC files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. RFAC’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of RFAC’s filings with the SEC (excluding exhibits) at no cost by contacting RFAC at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or RFAC’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact RFAC at the following address:

RF Acquisition Corp II
111 Somerset, #05-07
Singapore 238164
+65 6904 0766

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from RFAC’s proxy solicitation agent at the following address, telephone number and e-mail address:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: RFAI.info@investor.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an RFAC shareholder and would like to request documents, please do so by August [●], 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from RFAC, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO
THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION
OF
RF ACQUISITION CORP II

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by the special resolution adopted on November 10, 2025, be amended by the deletion of the existing Article 52.7 in its entirety and the insertion of the following language in its place:

52.7	In the event that the Company does not consummate a Business Combination by 15 February 2027, or such later time as the Members may approve by Special Resolution in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, the Company having forfeited its right to withdraw up to US$100,000 of such interest to pay dissolution expenses, such that no such amount will be withdrawn from the Trust Account for that purpose), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of August [●], 2026, to the Existing Trust Agreement (as defined below) is made by and between RF Acquisition Corp II (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Existing Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of May 16, 2024, which was amended on November 10, 2025 (as amended, the “Existing Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on August [●], 2026 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend RFAC’s Amended and Restated Memorandum and Articles of Association, dated as of November 10, 2025, to extend the date by which the Company must consummate a business combination up to six (6) times from August 15, 2026 to February 15, 2027 (the “Termination Date”), with each extension comprised of one (1) month); and (ii) a proposal to amend the Trust Agreement, to permit the Company to extend the Termination Date up to six (6) times for an additional one (1) month each time from the Termination Date to February 15, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $[●] per one-month extension two (2) days prior to such Extension.

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable, the Company having forfeited its right to withdraw up to $100,000 of such interest to pay liquidation and dissolution expenses, such that no such amount shall be withdrawn from the Trust Account for that purpose, notwithstanding anything to the contrary in Exhibit B), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 33 months after the closing of the Offering and (2) such date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable, the Company having forfeited its right to withdraw up to $100,000 of such interest to pay liquidation and dissolution expenses, such that no such amount shall be withdrawn from the Trust Account for that purpose), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;

2.	The Existing Trust Agreement is hereby amended by adding Exhibit E, in the form as follows:

EXHIBIT E
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: [●]

Re:	Trust Account No. [ ] Extension Letter

Dear [●]:

Pursuant to the Investment Management Trust Agreement between RF Acquisition Corp II (“Company”) and Continental Stock Transfer & Trust Company, dated as of May 16, 2024 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[●] per one-month extension two (2) days prior to such Extension which will be wired to you, into the Trust Account investments upon receipt.

This is the first/second/third/fourth/fifth/sixth of up to six Extension Letters.

Very truly yours,

RF Acquisition Corp II

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc.

3.	All other provisions of the Existing Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

RF ACQUISITION CORP II

By:
Name:
Title:

PRELIMINARY PROXY CARD
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
RF ACQUISITION CORP II
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tse Meng Ng, the Company’s Chief Executive Officer or ______________________ (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of RF Acquisition Corp II to be held on August [●], 2026 at [●] a.m. Eastern Time, virtually via live webcast at: https://www.cstproxy.com/rfacquisitioncorpii/ext2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

RF ACQUISITION CORP II - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.		Please mark votes as ☒ indicated in this example

		FOR	AGAINST	ABSTAIN
(1)

The Extension Amendment Proposal - It is resolved as a special resolution, that the amendment to RFAC’s Amended and Restated Memorandum and Articles of Association, as amended on November 10, 2025 (as amended, the “Existing Charter”), in the form set forth in Annex A to the Proxy Statement, which reflects: the extension of the date by which the Company must consummate a business combination up to six (6) times from August 15, 2026 (the “Termination Date”) to February 15, 2027, each by an additional one (1) month (each, an “Extension”) for a total of up to six (6) months after the Termination Date (i.e., a total of up to thirty-three (33) months after the consummation of its initial public offering), assuming the Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”).

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
(2)

The Trust Agreement Amendment Proposal - It is resolved that RFAC’s investment management trust agreement, dated as of May 16, 2024, as amended on November 10, 2025 (as amended, the “Existing Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), be amended to allow the Company to extend the Termination Date from August 15, 2026 up to six (6) times for an additional one (1) month each time up to February 15, 2027 (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering), by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, for each one-month extension, $[●] per one-month extension two (2) days after giving effect to the Redemption (the “Extension Payment”), and to further amend Section 1(i) of the Existing Trust Agreement to eliminate the Company’s right to withdraw up to $100,000 of interest earned on the Trust Account to pay liquidation and dissolution expenses, such that the Company forfeits such right in its entirety and no such amount will be withdrawn from the Trust Account for that purpose, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement;

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
(3)	The Adjournment Proposal - It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, the Trust Agreement Amendment or the Extensions.	☐	☐	☐

Date

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~